SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments Global Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Arizona Municipal Income Fund, Inc.

Delaware Investments Colorado Municipal Income Fund, Inc.
(formerly Delaware Investments Colorado Insured Municipal Income Fund, Inc.)

Delaware Investments National Municipal Income Fund
(formerly Delaware Investments Florida Insured Municipal Income Fund)

Delaware Investments Minnesota Municipal Income Fund II, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 20, 2008

To the Shareholders of:

                    Delaware Investments Dividend and Income Fund, Inc.
                    Delaware Investments Global Dividend and Income Fund, Inc.
                    Delaware Enhanced Global Dividend and Income Fund
                    Delaware Investments Arizona Municipal Income Fund, Inc.
                    Delaware Investments Colorado Municipal Income Fund, Inc.
                           (formerly Delaware Investments Colorado Insured Municipal Income Fund, Inc.)
                    Delaware Investments National Municipal Income Fund
                           (formerly Delaware Investments Florida Insured Municipal Income Fund)
                    Delaware Investments Minnesota Municipal Income Fund II, Inc.

     This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Delaware Investments® closed-end registered investment company listed above (each individually, a “Fund” and, collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 20, 2008 at 4:00 p.m. The purpose of the Meeting is:

1.	To elect a Board of Directors (or Trustees) for each Fund; and

2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

     Please vote and send in your Proxy Card(s) promptly to avoid the need for further mailings. Your vote is important.

Patrick P. Coyne
Chairman

July 2, 2008

2005 Market Street Philadelphia, PA 19103 1-800-523-1918

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 20, 2008

     Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a “Board of Directors” and Board members are referred to as “Directors”) of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 20, 2008 at 4:00 p.m. at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (hereafter, the “Meeting”). Only Fund shareholders will be admitted to the Meeting.

     General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the Proposals listed on the Notice in accordance with the recommendation of the Board of Directors. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

     Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on June 25, 2008. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about July 2, 2008.

     This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

     Required Votes. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. The holders of preferred shares of each of the Funds that have issued one or more classes of preferred shares (“Preferred Share Funds”) have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. The amount of votes of each Fund that are needed to approve the Proposal vary. The voting requirements with respect to the Proposal are described within the Proposal. Abstentions and “broker non-votes” will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality of votes cast for approval, but would have the same effect as a vote “AGAINST” a proposal requiring a majority of votes present. “Broker non-votes” arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. “Broker non-votes” occur when a meeting has (1) a “routine” proposal, such as the election of directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as a change to a fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Because the Proposal presented is considered to be a “routine” voting item, the Funds do not expect to recognize broker non-votes.

     The presence in person or by proxy of holders of a majority of outstanding shares shall constitute quorum for each Fund. With respect to the Preferred Share Funds, the presence in person or by proxy of holders of 33 1/3% of the outstanding preferred shares shall constitute a quorum of the Preferred Share class of the Preferred Share Funds for purposes of electing Directors. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation on the adoption of the Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their vote) in their discretion on any proposed adjournment.

     Copies of the Funds’ most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge by writing the Funds at the address shown on the top of the previous page of the Combined Proxy Statement or by calling toll free 1-800-523-1918.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

     You are being asked to elect each of the current members of the Board of Directors for your Fund. The nominees are: Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

     If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

     The Preferred Share Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Preferred Share Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund’s Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of the Preferred Share Funds are Thomas F. Madison and Janet L. Yeomans.

INFORMATION ON EACH FUND’S BOARD OF DIRECTORS

Number of
Portfolios in
Fund
	Position(s)		Principal	Complex
Name, Address and	Held with	Length of	Occupation(s) During	Overseen by	Other Directorships
Age	Funds	Time Served	Past 5 Years	Director	Held by Director
Interested Director

Patrick P. Coyne(1)	Chairman, President,	Chairman and	Patrick P. Coyne has served	84	Director – Kaydon
2005 Market Street	Chief Executive	Director since	in various executive		Corporation
Philadelphia, PA 19103	Officer, and Director	August 16, 2006	capacities at different times		(July 2007 –
			at Delaware Investments.(2)		Present)
45		President and Chief
		Executive Officer			Board of Governors
		since August 1,			Member –
		2006			Investment
Company Institute
(ICI)
(2007 – Present)

Member of
Investment
Committee – Cradle
of Liberty Council,
BSA
(November 2007 –
Present)

Finance Committee
Member – St. John.
Vianney Roman
Catholic Church
(2007 – Present)

Independent Directors

Thomas L. Bennett	Director	Since March 2005	Private Investor –	84	Director Bryn Mawr
2005 Market Street			(March 2004 - Present)		Bank Corp. (BMTC)
Philadelphia, PA 19103					(April 2007 –
			Investment Manager -		Present)
60			Morgan Stanley & Co.
			(January 1984 - March		Chairman of
			2004)		Investment
Committee – The
Haverford School
(2002 – Present)

Chairman of
Investment
Committee –
Pennsylvania
Academy of Fine
Arts
(2007 – Present)
Trustee
(2004 – Present)

John A. Fry	Director	Since January 2001	President –	84	Director -
2005 Market Street			Franklin & Marshall		Community
Philadelphia, PA 19103			College		Health Systems
(July 2002 - Present)
48					Director-
			Executive Vice President -		Allied Barton
			University of Pennsylvania		Security Holdings
(April 1995 - June 2002)

Anthony D. Knerr	Director	Since April 1990	Founder/Managing	84	None
2005 Market Street			Director - Anthony Knerr
Philadelphia, PA 19103			& Associates
(Strategic Consulting)
69			(1990 - Present)

Lucinda S. Landreth	Director	Since March 2005	Chief Investment Officer -	84	None
2005 Market Street			Assurant. Inc.
Philadelphia, PA 19103			(Insurance)
(2002 - 2004)
61

(1)	Mr. Coyne is considered to be an “interested Director” because he is an executive officer of the Funds’ investment adviser.

(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser and their accounting and administrative services agent.

				Number of
				Portfolios in
				Fund
	Position(s)		Principal	Complex
Name, Address and	Held with	Length of	Occupation(s) During	Overseen by	Other Directorships
Age	Funds	Time Served	Past 5 Years	Director	Held by Director
Independent Directors (continued)

Ann R. Leven	Director	Since October	Consultant –	84	Director and Audit
2005 Market Street		1989	ARL Associates		Committee
Philadelphia, PA 19103			(Financial Planning)		Chairperson -
			(1983-Present)		Systemax Inc.

67

Thomas F. Madison	Director	Since May	President/Chief Executive	84	Lead Director and
2005 Market Street		1997	Officer - MLM Partners, Inc.		Chair of Audit and
Philadelphia, PA 19103			(Small Business Investing and		Governance
			Consulting)		Committees,
72			(January 1993 - Present)		Member of
					Compensation
					Committee - Digital
					River Inc.

					Director and Chair
					of Governance
					Committee, Audit
					Committee Member -
					Rimage Corporation

					Director and Chair of
					the Compensation
					Committee –
					Spanlink
					Communications

					Director and Chair of
					Compensation
					Committee,
					Governance
					Committee Member -
					CenterPoint Energy

					Lead Director and
					Chair of
					Compensation and
					Governance
					Committees -
					Valmont Industries,
					Inc.

Janet L. Yeomans	Director	Since April	Vice President and Treasurer	84	None
2005 Market Street		1999	(January 2006 – Present)
Philadelphia, PA 19103
			Vice President -
59			Mergers & Acquisitions
			(January 2003 – January 2006),
			and Vice President
			(July 1995 - January 2003) at
			3M Corporation

J. Richard Zecher	Director	Since March	Founder –	84	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member -
Philadelphia, PA 19103			(Risk Management)		Investor Analytics
			(May 1999 - Present)
67					Director and Audit
			Founder –		Committee Member -
			Sutton Asset Management		Oxigene, Inc.
			(Hedge Fund)
			(September 1996 to Present)

The following table shows each Director’s ownership of shares of the Fund and of all other Funds in the Delaware Investments® Family of Funds (the “Fund Complex”) as of April 30, 2008.

Aggregate Dollar Range of Equity Securities in
	Common Shares of Funds	All Registered Investment Companies
Name of Director	Beneficially Owned	Overseen by Director in Fund Complex
Interested Director

Patrick P. Coyne	none	over $100,000

Independent Directors

Thomas L. Bennett	none	$10,001 - $50,000
John A. Fry	none	$50,001 - $100,000
Anthony D. Knerr	none	over $100,000
Lucinda S. Landreth	none	over $100,000
Ann R. Leven	none	over $100,000
Thomas F. Madison	none	50,001 - $100,000
Janet L. Yeomans	none	over $100,000
J. Richard Zecher	1000*	$10,001 - $50,000

*As of April 30, 2008, Mr. Zecher owned 1000 shares of common stock of Delaware Investments Arizona Municipal Income Fund, Inc.

     Board, Shareholder and Committee Meetings. Each Preferred Share Fund held six Board meetings during the last full fiscal year ended March 31, 2008. Delaware Investments Dividend and Income Fund, Inc. (“DDF”) and Delaware Investments Global Dividend and Income Fund (“DGF”) held seven Board meetings during the fiscal year ended November 30, 2007. Delaware Enhanced Global Dividend and Income Fund (“DEX”), which commenced operations on June 29, 2007, held three Board meetings during the fiscal year ended November 30, 2007. Each Director attended at least 75% of the aggregate of the Board meetings described above and the total number of meetings of committees on which the Director serves. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors were present at the Funds’ annual meeting held on August 15, 2007.

     Each Fund has an Audit Committee for the purpose of meeting, on a regular basis, with the Fund’s officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following four Directors appointed by the Board: Thomas F. Madison, Chairperson; Thomas L. Bennett; Janet L. Yeomans; and J. Richard Zecher. Each Audit Committee member is not an “interested person” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”), and each meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and the American Stock Exchange (the “AMEX”). Members of the Audit Committee serve for two year terms or until their successors have been appointed and qualified. The Audit Committee held six meetings for DDF and DGF for the fiscal year ended November 30, 2007 and five meetings for the Preferred Share Funds for the fiscal year ended March 31, 2008. The Audit Committee for DEX held two meetings during the partial fiscal year ended November 30, 2007 since the Fund commenced operations on June 29, 2007. The Board of Directors of each Fund has adopted a written charter for each Fund’s Audit Committee, attached as Exhibit C. A current copy of the Audit Committee’s charter is also available on the Funds’ website at www.delawareinvestments.com.

     Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) is comprised of the following four Directors appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr; Lucinda S. Landreth, and Ann R. Leven (ex-officio), all of whom meet the independence requirements set forth in the listing standards of the NYSE and AMEX and are not “interested persons” under the 1940 Act. The Nominating Committee recommends nominees for independent Directors for consideration by the incumbent independent Directors of each Fund, and the Nominating Committee recommends nominees for interested Directors for consideration by the full Board of each Fund. The Nominating Committee held five meetings during the fiscal year ended November 30, 2007 for DDF and DGF, three meetings for DEX during the partial fiscal year ended November 30, 2007, and five meetings for the Preferred Share Funds for the fiscal year ended March 31, 2008. Each Fund’s Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities, attached as Exhibit D. A current copy of the Nominating Committee’s charter is also available on the Funds’ website at www.delawareinvestments.com.

     The Nominating Committee will consider shareholder recommendations for nominations to the Board of Directors only in the event that there is a vacancy on the Board of Directors. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to John A. Fry, Chairman of the Nominating Committee, c/o the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Directors.

     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Directors and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board of Directors, if deemed necessary and appropriate to use such a firm. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE and AMEX.

     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Funds’ long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

      Each Fund has an Independent Directors Committee. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee is comprised of all of the Fund’s independent Directors. The Independent Directors Committee held four meetings during the fiscal year ended November 30, 2007 for DDF and DGF, two meetings for DEX for the partial fiscal year ended November 30, 2007, and four meetings for the Preferred Share Funds for the fiscal year ended March 31, 2008.

     Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment adviser as well as any sub-advisors; (ii) review all proposed amendments to existing agreements and to recommend what action the full Board and the independent Directors take regarding the approval of all such proposed arrangements; and (iii) review from time to time reports supplied by the Fund’s investment adviser regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following four independent Directors: Thomas L. Bennett, Chairman; Lucinda S. Landreth, Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held five meetings during the fiscal year ended November 30, 2007 for DDF and DGF, three meetings for DEX for the partial fiscal year ended November 30, 2007, and five meetings for the Preferred Share Funds for the fiscal year ended March 31, 2008.

     Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Director is compensated by the investment adviser and does not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $100,000 for serving as a Director of all 31 investment companies within the Fund Complex, plus $5,000 per day for each day the Board meets (normally four regular meetings, all of which are two-day meetings). Ann R. Leven is the current Lead/Coordinating Director for the Funds and receives an additional annual retainer totaling $35,000 with respect to all 31 investment companies within the Fund Complex. Members of the Audit, Investments, and Nominating Committees receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating Committee receives an annual retainer of $15,000.

     The following table sets forth the compensation received by each Director from each Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2008.

		Total Compensation
	Aggregate	from the Investment
	Compensation from the	Companies in the Fund
Director	Funds	Complex
Thomas L. Bennett	$4,314	$177,750
John A. Fry	$4,054	$168,167
Anthony D. Knerr	$3,690	$153,167
Lucinda S. Landreth	$3,993	$165,667
Ann R. Leven	$5,146	$213,167
Thomas F. Madison	$3,775	$157,333
Janet L. Yeomans	$3,993	$165,667
J. Richard Zecher	$3,993	$165,667

     Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Patrick P. Coyne, Richard Salus, and Daniel V. Geatens. Exhibit E includes biographical information and the past business experience of these officers, except for Mr. Coyne, whose information is set forth with the other Directors. The Exhibit also identifies which of these executive officers are also officers of Delaware Management Company (“DMC” or “Management”), the investment adviser of each Fund. These officers own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation, the ultimate parent of DMC, and are considered to be “interested persons” of the Funds under the 1940 Act.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser. The Funds believe that these requirements were met for each Fund’s last fiscal year, except that with respect to the Delaware Investments National Municipal Income Fund, Management failed to timely file two Form 4s for Robert Collins.

     Required Vote. All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, except that the holders of the Preferred Share Funds have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares. Each of the Funds, except DDF, DGF and DEX has issued preferred shares. The holders of the preferred shares of the Preferred Share Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of their respective Preferred Share Funds. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund’s Board of Directors.

PROPOSAL 1
Election of Directors
Coyne, Bennett, Fry, Knerr,
FUND	Landreth, Leven, and Zecher	Madison and Yeomans
DDF, DGF and DEX	Plurality of votes cast.
Preferred Share Funds	Plurality of votes cast of	Plurality of votes cast of preferred
	common and preferred shares.	shares.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
PROPOSAL ONE

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

      The firm of Ernst & Young LLP has been selected as the independent registered public accounting firm ("independent auditors") for the Funds. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), Ernst & Young LLP has confirmed to each Fund's Audit Committee regarding the independence of Ernst & Young LLP. The Audit Committee must approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

     Each Fund's Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Ernst & Young LLP. These policies and procedures require that any non-audit service to be provided by Ernst & Young LLP to a Fund, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations or financial reporting of a Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds up to certain specified fee limits.

     As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP the audited financial statements for each Fund's last fiscal year. The Audit Committee has discussed with the independent auditors their judgments as to the quality, not just the acceptability, of the Funds' accounting principles and such other matters required to be discussed with the Audit Committee by Statement of Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees). The Audit Committee also received the written disclosures and the letter from its independent auditors required by ISB No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in each Fund's annual report to shareholders for the last fiscal year.

     As noted above, the members of each Fund's Audit Committee are: Thomas L. Bennett, Thomas L. Madison, Janet L. Yeomans and J. Richard Zecher. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and AMEX, as applicable, and are not considered to be "interested persons" under the 1940 Act. Each Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Exhibit C to this Combined Proxy Statement.

     Audit fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2007 for DEX, DDF and DGF and ended March 31, 2008 for the Preferred Share Funds, and for the fiscal year ended November 30, 2006 for DDF and DGF and ended March 31, 2007 for the Preferred Share Funds are set forth below:

	Audit Fees for FYE	Audit Fees for FYE
Fund	11/30/07 or 3/31/08	11/30/06 or 3/31/07
Delaware Enhanced Global Dividend and Income Fund*	$64,000**	n/a
Delaware Investments Dividend and Income Fund, Inc.	$14,300	$13,700
Delaware Investments Global Dividend and Income Fund, Inc.	$11,700	$11,100
Delaware Investments Arizona Municipal Income Fund, Inc.	$10,700	$10,300
Delaware Investments Colorado Municipal Income Fund, Inc.	$11,600	$11,200
Delaware Investments National Municipal Income Fund	$10,400	$10,100
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$14,600	$14,100
____________________

* DEX commenced operations as of June 29, 2007, therefore, all amounts reported are for the partial fiscal year ended as of November 30, 2007.

** Audit services include the seed financial statement audit in connection with the initial registration statement, comfort letters in connection with the initial offering, and the audit for the fiscal period ended November 30, 2007.

     Audit-related fees. The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of each Fund's financial statements and not reported above under "Audit Fees" are described below for the fiscal year ended November 30, 2007 for DEX, DDF and DGF and ended March 31, 2008 for the Preferred Share Funds and for the fiscal year ended November 30, 2006 for DDF and DGF and ended March 31, 2007 for the Preferred Shares Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0.0%. These audit-related services were as follows: agreed upon procedures relating to the commercial paper program rating agency reports for DDF and agreed-upon procedures relating to the preferred share rating agency reports for the Preferred Share Funds.

	Audit-Related Fees for	Audit-Related Fees for
	FYE 11/30/07 or	FYE 11/30/06 or
Fund	3/31/08	3/31/07
Delaware Enhanced Global Dividend and Income Fund*	$0	n/a
Delaware Investments Dividend and Income Fund, Inc.	$6,868	$6,868
Delaware Investments Global Dividend and Income Fund, Inc.	$0	$0
Delaware Investments Arizona Municipal Income Fund, Inc.	$6,868	$6,868
Delaware Investments Colorado Municipal Income Fund, Inc.	$6,868	$6,868
Delaware Investments National Municipal Income Fund	$6,868	$6,868
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$6,868	$6,868

     The aggregate fees billed by the Funds' independent auditors for services relating to the performance of the audit of the financial statements of each Fund's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of a Fund for the fiscal year ended November 30, 2007 for DEX, DDF and DGF and ended March 31, 2008 for the Preferred Share Funds were $0, and for the fiscal year ended November 30, 2006 for DDF and DGF and ended March 31, 2007 for the Preferred Share Funds were $15,000. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0.0%. These audit-related services were as follows: issuance of agreed-upon procedures report to the Board of Directors in connection with the pass-through of internal legal costs relating to the operations of the Funds.
____________________

* DEX commenced operations as of June 29, 2007, therefore, all amounts reported are for the partial fiscal year ended as of November 30, 2007.

     Tax fees. The aggregate fees billed by the Funds' independent auditors for tax-related services provided to each Fund are described below for the fiscal year ended November 30, 2007 for DEX, DDF and DGF and ended March 31, 2008 for the Preferred Share Funds, and for the fiscal year ended November 30, 2006 for DDF and DGF and ended March 31, 2007 for the Preferred Share Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0.0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and, with respect to DGF and DEX in 2007, tax compliance services related to investments in foreign securities.

	Tax Fees for FYE	Tax Fees for FYE
Fund	11/30/07 or 3/31/08	11/30/06 or 3/31/07
Delaware Enhanced Global Dividend and Income Fund*	$7,650	n/a
Delaware Investments Dividend and Income Fund, Inc.	$4,050	$2,500
Delaware Investments Global Dividend and Income Fund, Inc.	$3,250	$2,000
Delaware Investments Arizona Municipal Income Fund, Inc.	$2,250	$1,900
Delaware Investments Colorado Municipal Income Fund, Inc.	$2,750	$2,100
Delaware Investments National Municipal Income Fund	$2,150	$1,800
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$4,150	$2,600

     The aggregate fees billed by the Funds' independent auditors for tax-related services provided to the Funds' investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Fund were $0 for each Fund's prior two fiscal years.

     All other fees. The aggregate fees billed for all services provided by the independent auditors to the Funds other than those set forth above were $0 for the prior two fiscal years.

     The aggregate fees billed for all services other than those set forth above provided by the Funds' independent auditors to the Funds' investment adviser(s) and other service providers under common control with the investment adviser(s) and that relate directly to the operations or financial reporting of the Funds were $0 for the Funds' prior two fiscal years.

     Aggregate non-audit fees to the Funds, the investment adviser and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to the Preferred Shares Funds and to their investment adviser and other service providers under common control with the investment adviser were $293,134 and $275,280 for the Funds' fiscal years ended March 31, 2008 and March 31, 2007, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DEX and to its investment adviser and other service providers under common control with the investment adviser were $256,338 for the Fund’s fiscal year ended November 30, 2007. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and to its investment adviser and other service providers under common control with the investment adviser were $259,606 and $263,188 for the Fund's fiscal years ended November 30, 2007 and November 30, 2006, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DGF and to its investment advisers and other service providers under common control with the investment adviser(s) were $251,938 and $255,820 for the Fund's fiscal years ended November 30, 2007 and November 30, 2006, respectively. In connection with its selection of the independent auditors, the Audit Committee has considered the independent auditors' provision of non-audit services to the investment adviser(s) and other service providers under common control with the investment adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

____________________

* DEX commenced operations as of June 29, 2007, therefore, all amounts reported are for the partial fiscal year ended as of November 30, 2007.

COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Shareholders who wish to communicate to the full Board of Directors may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

     Investment Adviser. DMC, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund.

     Administrator. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

     Independent Auditors. Ernst & Young LLP serves as the Funds’ independent auditors. Ernst & Young LLP’s principal address is Two Commerce Square, Philadelphia, PA 19103. A representative of Ernst & Young LLP is expected to be present at the Meeting. The representative of Ernst & Young LLP will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Proxy Solicitation. This proxy solicitation is being made by the Board of Directors for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Funds, Delaware Management Business Trust and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews.

     Expenses of the Proposals. The costs of the Proposal will be borne equally by the Funds. As discussed above, no proxy solicitor will be engaged with respect to the Proposal.

     Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2009, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than April 22, 2009. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 23, 2009.

     Fund Reports. Each Fund’s most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (800) 523-1918.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 25, 2008)

Delaware Investments Dividend and Income Fund, Inc.		10,458,774
Delaware Investments Global Dividend and Income Fund, Inc.		5,463,745
Delaware Enhanced Global Dividend and Income Fund		12,929,435
Delaware Investments Arizona Municipal Income Fund, Inc.		2,982,700
Common Stock	2,982,200
Preferred Stock	500
Delaware Investments Colorado Municipal Income Fund, Inc.		4,837,900
Common Stock	4,837,100
Preferred Stock	800
Delaware Investments National Municipal Income Fund		2,422,600
Common Stock	2,422,200
Preferred Stock	400
Delaware Investments Minnesota Municipal Income Fund II, Inc.		11,506,875
Common Stock	11,504,975
Preferred Stock	1,900

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

     The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of June 25, 2008. Management does not have knowledge of beneficial owners.

		Number of	Percent of
Fund	Name and Address	Shares	Outstanding Shares
Delaware Investments Dividend and	Cede & Co	10,268,421.04	98.18%
Income Fund, Inc.	P.O. Box 20
	Bowling Green Station
	New York, NY 10274

Delaware Investments Global Dividend	Cede & Co	5,333,928.594	97.62%
and Income Fund, Inc.	P.O. Box 20
	Bowling Green Station
	New York, NY 10274

Delaware Enhanced Global Dividend and	Cede & Co	12,924,193.92	99.96%
Income Fund	P.O. Box 20
	Bowling Green Station
	New York, NY 10274

Delaware Investments Arizona Municipal	Cede & Co	2,921,456.066	97.96%
Income Fund, Inc.	P.O. Box 20
Common Stock	Bowling Green Station
	New York, NY 10274

Delaware Investments Arizona	CitiGroup Global Markets Inc.	223	89.20%
Municipal Income Fund, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series A	New York, NY 10001

	UBS Financial Services Inc.	26	10.40%
	Jane Flood
	1200 Harbor Blvd
	Weehawken, NJ 07086

Delaware Investments Arizona Municipal	CitiGroup Global Markets Inc.	245	98.00%
Income Fund, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series B	New York, NY 10001

Delaware Investments Colorado	Cede & Co	4,657,093.566	96.28%
Municipal Income Fund, Inc.	P.O. Box 20
Common Stock	Bowling Green Station
	New York, NY 10274

Delaware Investments Colorado	CitiGroup Global Markets Inc.	185	46.25%
Municipal Income Fund, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series A	New York, NY 10001

	Merrill Lynch, Pierce, Fenner &	94	23.50%
	Smith Safekeeping
	Veronica E. O’Neill
	101 Hudson Street
	8th Floor
	Jersey City, NJ 07302

	TD Ameritrade, Inc.	68	17.00%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

		Number of	Percent of
Fund	Name and Address	Shares	Outstanding Shares
	Marshall and Ilsley	20	5.00%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

Delaware Investments Colorado	CitiGroup Global Markets Inc.	171	42.75%
Municipal Income Fund, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series B	New York, NY 10001

	Merrill Lynch, Pierce, Fenner &	110	27.50%
	Smith Safekeeping
	Veronica E. O’Neill
	101 Hudson Street
	8th Floor
	Jersey City, NJ 07302

	TD Ameritrade, Inc.	84	21.00%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

	Pershing LLC	20	5.00%
	Al Hernandez
	Securities Corporation
	1 Pershing Plaza
	Jersey City, NJ 07399

Delaware Investments National	Cede & Co	2,249,254	92.86%
Municipal Income Fund	P.O. Box 20
Common Shares	Bowling Green Station
	New York, NY 10274

Delaware Investments National	CitiGroup Global Markets Inc.	156	78.00%
Municipal Income Fund	Pat Haller
Preferred Shares	333 W. 34th Street
Series A	New York, NY 10001

	UBS Financial Services Inc.	39	19.50%
	Jane Flood
	1200 Harbor Blvd
	Weehawken, NJ 07086

Delaware Investments National	CitiGroup Global Markets Inc.	181	90.50%
Municipal Income Fund	Pat Haller
Preferred Shares	333 W. 34th Street
Series B	New York, NY 10001

	UBS Financial Services Inc.	12	6.00%
	Jane Flood
	1200 Harbor Blvd
	Weehawken, NJ 07086

Delaware Investments Minnesota	Cede & Co	10,307,541.83	89.59%
Municipal Income Fund II, Inc.	P.O. Box 20
Common Stock	Bowling Green Station
	New York, NY 10274

Delaware Investments Minnesota	UBS Financial Services Inc.	333	55.50%
Municipal Income Fund II, Inc.	Jane Flood
Preferred Stock	1200 Harbor Blvd
Series A	Weehawken, NJ 07086

		Number of	Percent of
Fund	Name and Address	Shares	Outstanding Shares
	CitiGroup Global Markets Inc.	213	35.50%
	Pat Haller
	333 W. 34th Street
	New York, NY 10001

	Charles Schwab & Co., Inc.	34	5.66%
	Ronnie Fuiava
	Attn: Proxy Department
	211 Main Street
	San Francisco, CA 94105

Delaware Investments Minnesota	CitiGroup Global Markets Inc.	423	70.50%
Municipal Income Fund II, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series B	New York, NY 10001

	Merrill Lynch, Pierce, Fenner &	71	11.83%
	Smith Safekeeping
	Veronica E. O’Neill
	101 Hudson Street
	8th Floor
	Jersey City, NJ 07302

	Charles Schwab & Co., Inc.	60	10.00%
	Ronnie Fuiava
	Attn: Proxy Department
	211 Main Street
	San Francisco, CA 94105

Delaware Investments Minnesota	CitiGroup Global Markets Inc.	209	52.25%
Municipal Income Fund II, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series C	New York, NY 10001

	Charles Schwab & Co., Inc.	71	17.75%
	Ronnie Fuiava
	Attn: Proxy Department
	211 Main Street
	San Francisco, CA 94105

	UBS Financial Services Inc.	39	9.75%
	Jane Flood
	1200 Harbor Blvd
	Weehawken, NJ 07086

	SEI Private Trust Company	35	8.75%
	Dan Cwalina
	One Freedom Valley Drive
	Oaks, PA 19456

	JPMorgan Chase Bank, N.A.	30	7.50%
	Sanjay Ghuliani
	Paradigm, B Wing, Floor 6
	Mindspace, Malad (W)
	Mumbai 400 064 India 00000

Delaware Investments Minnesota	CitiGroup Global Markets Inc.	181	60.33%
Municipal Income Fund II, Inc.	Pat Haller
Preferred Stock	333 W. 34th Street
Series D	New York, NY 10001

	Charles Schwab & Co., Inc.	89	29.67%
	Ronnie Fuiava
	Attn: Proxy Department
	211 Main Street
	San Francisco, CA 94105

	UBS Financial Services Inc.	15	5.00%
	Jane Flood
	1200 Harbor Blvd
	Weehawken, NJ 07086

EXHIBIT C

DELAWARE INVESTMENTS FAMILY OF FUNDS

AUDIT COMMITTEE CHARTER

1.	Committee Composition.

	a.	The Audit Committee shall be composed of not less than three Directors/Trustees (hereinafter, “Directors”) selected by the Board, each of whom shall be independent as defined in Rule 10A- 3(b) under the Securities and Exchange Act of 1934, as amended, and the listing standards of any national securities exchange on which the Fund is listed.

	b.	Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must be an "audit committee financial expert" as such term is defined in Securities and Exchange Commission (“SEC”) Form N-CSR.

	c.	One member of the Audit Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Audit Committee shall have two year terms, renewable for a maximum of three terms. The Chairperson and members of the Audit Committee shall receive such compensation for their service on the Audit Committee as the Board may determine from time to time.

2.	Role of the Audit Committee. The function of the Audit Committee is oversight in the sense that it is to watch closely, maintain surveillance, review carefully relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control and for the preparation, presentation and integrity of the financial statements; and it is the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors for the Fund shall report directly to, and are ultimately accountable to, the Audit Committee. The Audit Committee shall select, evaluate, oversee the work of and, when appropriate, replace the independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or of the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, each member of the Audit Committee may rely on the accuracy of information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional expertise; or (c) a Board committee of which the Director is not a member.

3.	Purposes. The purposes of the Audit Committee are to assist the Board in its oversight of (a) the quality and integrity of the Fund's financial statements and the independent audit thereof; (b) the independent auditors' qualifications and independence; (c) the performance of the Fund’s independent auditors; and (d) the Fund's compliance with relevant legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits. The Audit Committee shall prepare an audit committee report as required by the SEC to be included in the Fund's proxy statements. The Audit Committee shall discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Audit Committee pursuant to applicable regulations. The Audit Committee shall monitor the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting and, as appropriate, inquire into the internal controls over financial reporting of certain service providers. The Audit Committee shall monitor the Fund’s safeguards with respect to both inflow and outflow of funds and the integrity of computer systems relating to financial reporting. In addition, the Audit Committee shall act as a liaison between the Fund’s independent auditors and the full Board of Directors.

4.	Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

	a.	To select, retain or terminate the independent auditors and, in connection therewith, annually to receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all audit, review or attest engagements, as well as all non-audit engagements and other relationships, with the Fund, the Investment Manager and any entity in the Fund’s “investment company complex,” as defined in Reg. S-X Rule 2-01(f)(14) (such entity to be referred to as a "Complex Entity"), which shall include specific representations as to the independent auditors’ objectivity and independence;

	b.	To review and approve, in advance, to the extent required by applicable law: (i) all audit services and all permissible non-audit services to be performed by the independent auditors for the Fund, including the related fees and terms of such engagements; and (ii) all non-audit services to be provided by the independent auditors to the Fund’s Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (such an affiliate to be referred to as a "Control Affiliate") where the nature of such non-audit services has a direct impact on the operations or financial reporting of the Fund;

	c.	In connection with any pre-approval to perform for the Fund (or any preapproval to perform for a Control Affiliate required pursuant to subparagraph 4(b)) any permissible tax service by the independent auditors, to (A) receive in writing a description of (1) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written or otherwise) between the independent auditors and the Fund and/or Control Affiliate relating to the service, (2) any compensation arrangement or other agreement, between the independent auditor (or affiliate of the auditor) and any person (other than the Fund or Control Affiliate) with respect to the promoting, marketing, or recommending of a transaction covered by the service, and (B) discuss with the independent auditors the potential effects of the services on the independence of the independent auditors.

	d.	To establish pre-approval policies and procedures for the engagement of independent auditors to provide audit and permissible non-audit services; and to delegate to one or more members the authority to grant pre-approvals;

	e.	To meet with the independent auditors and management, including private meetings with each as necessary, (i) to review and discuss the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures, internal accounting controls and any audit problems or difficulties, and in each case management's responses thereto; (iv) to review and discuss the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; (v) in the case of an exchange-listed closed-end Fund only, to discuss the Fund's unaudited semi- annual financial statements with the independent auditors and management; and (vi) in the case of an exchange-listed closed-end Fund only, (A) to review and discuss the Fund's annual audited financial statements and management’s discussion of fund performance with the independent auditors and management, (B) to receive the written disclosures and the letter from the independent auditors regarding their independence that are required by Item 407(d)(3) of Regulation S-K, (C) to discuss the clarity and completeness of the Fund’s accounting principles and disclosures, and (D) based on such review and discussions, make a recommendation to the Board of Directors on including such audited financial statements in the Fund's annual report to shareholders;

f.	To review and discuss any and all reports from the independent auditors regarding (i) critical accounting policies and practices used by the Fund, including any proposed changes in accounting principles or practices proposed by management or the independent auditors upon the Fund, (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, (iii) the risks of using any such alternative treatments or disclosures, (iv) the treatment preferred by the independent auditors, (v) material written communications between management and the independent auditors, including any management letter or schedule of unadjusted differences and any internal control observations and recommendations, and (vi) all non-audit services provided by the independent auditors to any Complex Entity that were not subject to the pre-approval requirement set forth above in Paragraph 4(b) (in connection with the Audit Committee’s consideration of the auditors’ independence);

g.	To review and discuss the process of issuing dividend-related and other press releases including financial information, as well as the Fund’s policies for providing financial information to analysts and ratings agencies;

h.	To discuss with management the Fund's guidelines and policies with respect to risk assessment and risk management, including the Fund’s major financial risk exposures and the steps management has taken to monitor and control such risks;

i.	To review any disclosures made by the chief executive and chief financial officers of the Fund in their certification process for the Fund's periodic reports filed with the SEC about any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls;

j.	To establish procedures, take actions and perform all duties necessary for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

k.	To obtain and review not less often than annually a report (the “Report”) by the independent auditors describing: (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control or peer review of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting any audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, as well as the Fund's Investment Manager or any Complex Entity;

l.	To evaluate the independence of the independent auditors, which shall include at least the following items: (i) receiving an annual statement from the independent auditors confirming their independence; (ii) evaluating the lead partner of the independent auditors; (iii) confirming the appropriate rotation of the lead audit partner, overseeing the rotation of other audit partners and considering periodically whether there should be a regular rotation of the audit firm itself; and (iv) reviewing the hiring by the Fund, its Investment Manager and any Control Affiliate of employees or former employees of the independent auditors. After reviewing the Report and the independence of the independent auditors, the Audit Committee shall present its conclusions with respect to the independent auditors to the Board;

	m.	To set policies relating to the hiring by the Fund, its Investment Manager and any Control Affiliate of employees or former employees of the independent auditors;

	n.	To engage independent legal counsel and such other advisers as the Audit Committee determines appropriate to carry out its duties, without the consent of management or the Board of Directors;

	o.	To conduct an annual performance evaluation of the Audit Committee; and

	p.	To report its activities to the full Board of Directors on a regular basis and to make recommendation with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

5.	Meetings. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund. The Audit Committee shall also meet with internal auditors for the Investment Manager on a regular basis in order to assist the Board in its oversight of the Fund’s compliance with legal and regulatory requirements.

6.	Resources. The Audit Committee shall have sufficient funding by the Fund to pay the fees of the independent auditors, independent counsel, consultants, experts and other advisers as well as funding to pay for ordinary administrative expenses of the Audit Committee.

7.	Annual Charter Review. The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any changes to the Board of Directors.

Last revised: August 16, 2007

EXHIBIT D

Nominating and Corporate Governance Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the "Committee") shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have two year terms, renewable for a maximum of three (3) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.	Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.

3.	Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.

4.	Affiliated Directors/Trustees. The Committee shall evaluate candidates' qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.

6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

3.	At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds' Board of Directors/Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4.	The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

As Amended 5/16/07
As Further Amended 11/15/07
As Further Amended 5/22/08

EXHIBIT E

EXECUTIVE OFFICERS OF THE FUNDS

Richard Salus, CPA (44)
Senior Vice President, Controller and Treasurer
Richard Salus is responsible for accounting and reporting, treasury, compensation and benefits, general ledger, financial operations, Sarbanes-Oxley compliance, and leadership and participation in many special projects for Delaware Investments. He is chief financial officer of the Delaware Funds board and Optimum Funds board. Prior to joining the firm in 1996 as vice president, assistant controller, he worked for 10 years with Ernst & Young as a senior manager with a primary focus on the banking and investment company sector. He earned his bachelor’s degree in accounting from Franklin & Marshall College, and he is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Daniel V. Geatens (35)
Vice President, Treasurer – Delaware Investments® Family of Funds
Daniel V. Geatens is responsible for the financial administration of the Delaware Investments Family of Funds and the Optimum Fund Trust. He joined Delaware Investments in February 1997 as an investment accountant and has held various management positions within the investment accounting group, including vice president of investment accounting from February 2001 to November 2004. He also served for two years in the institutional client services group as a performance analyst. In November 2006, Geatens joined the fund accounting and fund administration oversight team as director of financial administration for the Delaware Investments Family of Funds and the Optimum Fund Trust. Geatens graduated from Rutgers University-Camden with a bachelor’s degree in finance and received an MBA with a concentration in finance from La Salle University.

DELAWARE INVESTMENTS DIVIDEND
AND INCOME FUND, INC.
DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.
DELAWARE ENHANCED GLOBAL DIVIDEND
AND INCOME FUND
DELAWARE INVESTMENTS ARIZONA
MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS COLORADO
MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS NATIONAL
MUNICIPAL INCOME FUND
DELAWARE INVESTMENTS MINNESOTA
MUNICIPAL INCOME FUND II, INC.

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
AUGUST 20, 2008

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

ANNUAL MEETING OF SHAREHOLDERS - AUGUST 20, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Michael E. Dresnin,  Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevenson & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 20, 2008 at 4:00 p.m., or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY STATEMENT AS MARKED,  OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropiate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLWRI1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect the following nominees as Directors of the Fund
	Nominees:		☐	☐	☐
	01) THOMAS L. BENNETT 02) PATRICK P. COYNE 03) JOHN A. FRY 04) ANTHONY D. KNERR 05) LUCINDA S. LANDRETH	06) ANN R. LEVEN 07) THOMAS F. MADISON* 08) JANET L. YEOMANS* 09) J. RICHARD ZECHER

* The holders of common shares may not vote for these nominees.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

ANNUAL MEETING OF SHAREHOLDERS - AUGUST 20, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Michael E. Dresnin,  Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevenson & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 20, 2008 at 4:00 p.m., or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY STATEMENT AS MARKED,  OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropiate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLWRI3	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect the following nominees as Trustees of the Fund
	Nominees:		☐	☐	☐
	01) THOMAS L. BENNETT 02) PATRICK P. COYNE 03) JOHN A. FRY 04) ANTHONY D. KNERR 05) LUCINDA S. LANDRETH	06) ANN R. LEVEN 07) THOMAS F. MADISON* 08) JANET L. YEOMANS* 09) J. RICHARD ZECHER

* The holders of common shares may not vote for these nominees.

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

ANNUAL MEETING OF SHAREHOLDERS - AUGUST 20, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The  undersigned  hereby  appoints  Michael E. Dresnin,  Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevenson & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 20, 2008 at 4:00 p.m., or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY STATEMENT AS MARKED,  OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropiate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLWRI5	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect the following nominees as Directors of the Fund
	Nominees:		☐	☐	☐
	01) THOMAS L. BENNETT 02) PATRICK P. COYNE 03) JOHN A. FRY 04) ANTHONY D. KNERR 05) LUCINDA S. LANDRETH	06) ANN R. LEVEN 07) THOMAS F. MADISON 08) JANET L. YEOMANS 09) J. RICHARD ZECHER

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

ANNUAL MEETING OF SHAREHOLDERS - AUGUST 20, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Michael E. Dresnin,  Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution,  proxies of the undersigned at the Annual Meeting of  Shareholders  of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevenson & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 20, 2008 at 4:00 p.m., or at any  postponement or adjournments  thereof,  with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated  on the  reverse  side of this proxy card.  Please  refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS PROXY CARD,  YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL  DESCRIBED IN THE  ACCOMPANYING  PROXY STATEMENT AS MARKED,  OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL,  AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS  PROXY  CARD  AT  ONCE  IN  THE  ENCLOSED  ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropiate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLWRI7	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	To elect the following nominees as Trustees of the Fund
	Nominees:		☐	☐	☐
	01) THOMAS L. BENNETT 02) PATRICK P. COYNE 03) JOHN A. FRY 04) ANTHONY D. KNERR 05) LUCINDA S. LANDRETH	06) ANN R. LEVEN 07) THOMAS F. MADISON 08) JANET L. YEOMANS 09) J. RICHARD ZECHER

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date